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                                                            Exhibit 99.11

                        CONSENT OF INDEPENDENT AUDITORS





The Trustees and Shareholders
Keystone Intermediate Term Bond Fund


         We consent to the use of our report dated September 6, 1996 incorporated by reference herein and to the reference to our firm under the caption "FINANCIAL HIGHLIGHTS" in the prospectus.



                                               /s/ KPMG Peat Marwick LLP

                                               KPMG Peat Marwick LLP


Boston, Massachusetts
November 18, 1996